Exhibit 10.17

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (as amended, restated, supplemented or otherwise modified, this “Agreement”) is made as of January 27, 2021 by and among the undersigned creditors, on a several and not joint basis, solely in their role as holders of Subordinated Debt and not in their capacities as holders of equity interests in Borrower (collectively, “Creditors”, and each, a “Creditor”), and RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation, as collateral agent for the Lenders (as defined below) (in such capacity, “Agent”).

RECITALS

A. Ouster, Inc., a Delaware corporation (“Borrower Representative”) (collectively with any other borrower from time to time party to the Loan Agreement, “Borrowers”, and each, a “Borrower”), certain lenders from time to time party thereto (collectively “Lenders”), and Agent, as administrative and collateral agent for Lenders, are entering into a Loan and Security Agreement dated as of November 27, 2018 (as amended, restated supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Each Creditor has extended loans or other credit accommodations to Borrower Representative, and/or may extend loans or other credit accommodations to Borrower Representative from time to time.

C. It is a condition to the Loan Agreement, that each Creditor enter into this Agreement in favor of Agent, for the benefit of Lenders.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. As used herein, the following terms shall have the meanings set forth below:

“Agent” has the meaning set forth in the recitals to this Agreement.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“Borrower” has the meaning set forth in the recitals to this Agreement.

“Borrower Representative” has the meaning set forth in the recitals to this Agreement.

“Creditor” has the meaning set forth in the preamble of this Agreement.

“Collateral” has the meaning set forth in the Loan Agreement.

“Insolvency Proceeding” means any insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving any Loan Party, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities.

“Lenders” has the meaning set forth in the preamble to this Agreement.

“Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Loan Documents” means, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Warrant, the IP Security Agreement, the Automatic Payment Authorization, the Account Control Agreements, the Collateral Access Agreements, any Subordination Agreement, any note, or notes or guaranties executed by a Loan Party, and any other present or future agreement by a Loan Party with or for the benefit of Agent or any Lender in connection with this Agreement, all as amended, modified, supplemented, extended or restated from time to time.

“Loan Party” or “Loan Parties” means, each Borrower from time to time party hereto, and any Guarantor, if any.

“Note” has the meaning set forth in the definition of “Subordinated Debt”.

“Permitted Payments” has the meaning set forth in Section 3.

“Senior Debt” means all obligations of a Loan Party to Agent or any Lender pursuant to the Loan Agreement or otherwise, together with all costs of collecting such obligations (including attorneys’ fees), all interest accruing after the commencement by or against any Loan Party of any bankruptcy, reorganization or similar proceeding.

“Senior Debt Cap” means $24,000,000.

“Subordinated Debt” means all indebtedness and obligations in connection with such indebtedness of Borrower Representative to a Creditor, including, without limitation, principal, premium, interest, fees, charges, expenses, costs, professional fees, and reimbursement obligations, whether presently existing or arising in the future in connection with that certain Promissory Note made by Borrower in favor of each Creditor party thereto, dated as of January 27, 2021, by and among Borrower and each Creditor party thereto, as amended, restated, supplemented or otherwise modified from time to time (the “Note”), including all interest accruing after the commencement by or against Borrower Representative of any bankruptcy, reorganization or similar proceeding.

“Termination Date” means such time as (a) the Senior Debt (other than inchoate indemnity obligations) under the Loan Agreement up to the Senior Debt Cap has been paid in cash in full, (b) Lenders have no commitments to extend credit to any Borrower pursuant to the Loan Agreement, and (c) all financing agreements (pursuant to the terms of the Loan Agreement) between Agent, Lenders and each Borrower have been terminated and/or cash collateralized.

2. Each Creditor hereby subordinates to Agent any security interest or lien that such Creditor may have in any property of any Loan Party. Notwithstanding the respective dates of attachment or perfection of the security interests of a Creditor and the security interests of Agent, all now existing and hereafter arising security interests of Agent in any property of any Loan Party and all proceeds thereof, including, without limitation, the “Collateral”, as defined in the Loan Agreement, shall at all times be senior to the security interests of a Creditor in any property of any Loan Party. Each Creditor hereby (a) acknowledges and consents to (i) the grant to Agent of a security interest in the Collateral of any Loan Party, (ii) Agent filing any and all financing statements and other documents as deemed necessary by Agent in order to perfect Agent’s security interest in the Collateral, and (iii) the entering into of the Loan Documents by any Loan Party, (b) acknowledges and agrees that the Senior Debt (up to the Senior Debt Cap), the entering into of the Loan Agreement and all documents in connection therewith by each Loan Party that is a party thereto, and the security interest granted by any Loan Party to Agent in the Collateral shall be permitted under the provisions of the Subordinated Debt (notwithstanding any provision of the documents entered into in connection with the Subordinated Debt to the contrary), (c) acknowledges, agrees and covenants that such Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of Agent’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt (up to the Senior Debt Cap), and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Agent’s security interest in the Collateral (or any portion thereof) shall be unperfected.

3. Other than Permitted Payments, all Subordinated Debt is subordinated in right of payment to all Senior Debt (up to the Senior Debt Cap). Subject to Permitted Payments and Sections 5 and 7, no Creditor will demand or receive from any Loan Party all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Creditor exercise any remedy with respect to any property of any Loan Party, nor will a Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against any Loan Party prior to the Termination Date. Nothing in this Agreement shall prohibit any Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower Representative, provided that, other than payment in cash of fractional shares, if such securities have any call, put or other conversion features that would obligate Borrower Representative to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, each Creditor hereby agrees that Borrower Representative may not declare, pay or make such dividends, distributions or other payments to such Creditor, except as may be permitted in the Loan Agreement and/or the other Loan Documents. Notwithstanding the foregoing prohibition on Creditor receiving (and Borrower paying) any of the Subordinated Debt, Creditor shall be entitled to receive payment of interest and principal upon a De-SPAC Transaction or as modified with the written consent of Agent (such payments, “Permitted Payments”). For purposes of the foregoing, “De-

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SPAC Transaction” means the transactions entered into pursuant to the Agreement and Plan of Merger, dated December 21, 2020, by and among Colonnade Acquisition Corp., a Cayman Islands exempted company limited by shares (“CLA”), Beam Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of CLA (“Merger Sub”), and Borrower Representative, whereby Merger Sub will merge with and into Borrower Representative, the separate corporate existence of Merger Sub will cease and Borrower Representative will be the surviving corporation and a wholly owned subsidiary of CLA.

4. Except with respect to any payment received by any Creditor, as permitted pursuant to Section 3 above, each Creditor shall promptly deliver to Agent, for the ratable benefit of Lenders, in the form received (except for endorsement or assignment by such Creditor where required by Agent) for application to the Senior Debt (up to the Senior Debt Cap) any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt (excluding any securities issued in connection with the conversion of such Subordinated Debt in accordance with its terms) other than in accordance with this Agreement.

5. In the event of any Loan Party’s Insolvency Proceeding (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) Agent and each Lender’s claims against any Loan Party and the estate of any Loan Party shall be paid in full before any payment is made to any Creditor. For the avoidance of doubt, this Section 5 only applies to Creditor in its capacity as a holder of Subordinated Debt and not in any other capacity, including as equity holder in Borrower Representative.

6. Borrower shall give Agent prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, promptly after receiving any notice of default from a Creditor, provide Agent with a copy of any notice of default given to any Loan Party.

7. Until the Termination Date, each Creditor irrevocably appoints Agent as such Creditor’s attorney-in-fact, and grants to Agent a power of attorney with full power of substitution, in the name of such Creditor or in the name of Agent, for the use and benefit of Agent and Lenders, without notice to such Creditor, to perform at Agent’s option the following acts in any Insolvency Proceeding involving a Loan Party:

(i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such Insolvency Proceeding and if Agent elects, in its sole discretion, to file such claim or claims; and

(ii) To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Agent deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing: (x) until the Termination Date, no Creditor shall commence or join in any involuntary bankruptcy petition or similar judicial proceeding against any Loan Party, and (y) if an Insolvency Proceeding occurs: (i) no Creditor shall assert, without the prior written consent of Agent, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Agent may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of any Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by a Loan Party is consented to by Agent, no Creditor shall oppose such use of cash collateral on the basis that such Creditor’s interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) no Creditor shall object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including such Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of such Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Agent, such Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Agent has consented to, or supports, such sale or disposition of such assets.

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Notwithstanding the provisions of this Section 7, Creditor may (a) subject to Section 7(i), file proofs of claim against any Loan Party, (b) file a claim in an Insolvency Proceeding if necessary to prevent the running of the applicable statute of limitation or similar restriction on any claims under the Subordinated Debt, or (c) make an election to receive payment of any monetary damages as long as such election is subject to the prior payment in full in cash of the Senior Debt (other than inchoate indemnity obligations) under the Loan Agreement up to the Senior Debt Cap. For the avoidance of doubt, this Section 7 only applies to each Creditor in its capacity as holder of Subordinated Debt and not in any other capacity, including as equity holder in Borrower Representative.

8. Each Creditor represents and warrants that (a) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) its execution of this Agreement will not violate or conflict with its organizational documents, any of its material agreement or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; and (d) it is the sole owner, beneficially and of record, of the Subordinated Debt held by it, and it has provided Agent with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt.

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that such Creditor may have in any property of a Loan Party. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Agent shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of a Loan Party except in accordance with the terms of the Senior Debt (up to the Senior Debt Cap). Upon written notice from Agent to any Creditor of Agent’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Agent (or by a Loan Party with consent of Agent), each Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and such Creditor shall upon written request by Agent, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt (up to the Senior Debt Cap) until payment in full thereof (other than inchoate indemnity obligations) up to the Senior Debt Cap, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If any Creditor fails to release its lien as required hereunder, such Creditor hereby appoints Agent as attorney in fact for such Creditor with full power of substitution to release such Creditor’s liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10. All necessary action on the part of each Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of such Creditor, enforceable against a Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by such Creditor will not (a) result in any material violation or default of any term of any of such Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt (other than inchoate indemnity obligations) up to the Senior Debt Cap, any payments of the Senior Debt (up to the Senior Debt Cap) under the Loan Agreement must be disgorged by Agent for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and such Creditor shall immediately pay over to Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. Subject to the consent of any Loan Party if and where required under the Loan Documents, at any time and from time to time, without notice to any Creditor, Agent and Lenders may take such actions with respect to the Senior Debt (up to the Senior Debt Cap) as Agent, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to any Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt (up to the Senior Debt Cap) and any Collateral, and enforcing or failing to enforce any rights pursuant to the Senior Debt (up to the Senior Debt Cap). No such action or inaction shall impair or otherwise affect Agent’s rights hereunder.

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12. This Agreement shall bind any successors or assignees of Agent, each Lender, each Creditor and shall benefit any successors or assigns of Agent, provided, however, each Creditor agrees that, prior and as conditions precedent to such Creditor assigning all or any portion of the Subordinated Debt: (a) such Creditor shall give Agent prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to such Creditor. This Agreement shall remain effective as to any Creditor until the earlier of (i) payment in full of the Senior Debt (other than inchoate indemnity obligations) under the Loan Agreement up to the Senior Debt Cap, (ii) being terminated in writing by Agent, (iii) the conversion in full of the Subordinated Debt of such Creditor into equity securities of Borrower Representative in accordance with the terms of the documents governing the Subordinated Debt or (iv) the payment in full of the Subordinated Debt. This Agreement is solely for the benefit of the Creditors, Agent, and Lenders and not for the benefit of any Loan Party or any other party.

13. Each Creditor hereby agrees to execute such documents and/or take such further action as Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when reasonably requested by Agent.

14. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page to this Agreement by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart of this Agreement.

15. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law. Each Creditor and Borrower hereby submits to the exclusive jurisdiction of the State and Federal courts in New York County, City of New York, New York; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to realize on any security for the Senior Debt (up to the Senior Debt Cap), or to enforce a judgment or other court order in favor of Agent. Each Creditor and Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Creditor hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Creditor and Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Creditor or Borrower at the address set forth in, or subsequently provided by such Creditor or Borrower in accordance with, Section 16 below and that service so made shall be deemed completed upon the earlier to occur of such person’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. Each Creditor and Borrower hereby expressly waives any claim to assert that the laws of any other jurisdiction govern this Agreement.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, EACH CREDITOR AGREES THAT IT SHALL NOT SEEK FROM AGENT UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

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WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, including to the extent Agent seeks to enforce any judgment or takes any legal action in any other jurisdiction to realize upon the Collateral, the parties hereto agree that, with respect to any actions and proceedings with respect to which the above jury trial waiver is not enforceable, such disputes shall be decided by a reference to a private judge, mutually selected by the parties, including, if applicable, in accordance with the provisions of California Code of Civil Procedure §§638 through 645.1, inclusive. This Section 15 shall survive the termination of this Agreement.

16. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) business days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon confirmation of receipt, when sent by electronic mail transmission; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or email address set forth on the signature page of the party to be notified.

17. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Agent, any Lender, or any Loan Party in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of any Loan Party. This Agreement may be amended only by written instrument signed by each Creditor and Agent, provided, that, any additional purchaser of the Note may become a Creditor pursuant to this Agreement by executing a counterpart signature page hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

COX INVESTMENT HOLDINGS, INC.

By:	/s/ Luis A. Avila
Name:	Luis A. Avila
Title:	Assistant Secretary

Address for Notices:

6205 Peachtree Dunwoody Rd.
Atlanta, GA 30328
Attention: [***]
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

TAO INVEST II LLC

By:	/s/ Nick Pritzker
Name:	Nick Pritzker
Title:	Partner

Address for Notices:

1 Letterman Drive
Building C, Suite 420
San Francisco, CA 94129
Attention: [***]
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

GAC ACQUISITION LLC

By:	/s/ Riaz Valani
Name:	Riaz Valani
Title:	Director

Address for Notices:

500 108th Ave NE, Suite 1100
Bellevue, WA 98004
Email: [***]
Attn: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

BANYAN VENTURE HOLDINGS LLC

By:	/s/ Krishna Kantheti
Name:	Krishna Kantheti
Title:	Director

Address for Notices:

500 108th Ave NE
Suite 1100
Bellevue, WA 98004
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

ZACHARY FRANKEL

/s/ Zachary Frankel

Address for Notices:

874 Walker Road
Suite C
Dover, DE 19904
Attention: [***]
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

SHARING LLC OUSTER BRIDGE PS

By:	/s/ Jacob Goldfield
Name:	Jacob Goldfield
Title:	Manager

Address for Notices:

33 Union Square West #11
New York, NY 10003
Attention: [***]
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AGENT:

RUNWAY GROWTH CREDIT FUND INC., as collateral agent

By:	/s/ Thomas Raterman
Name:	Thomas Raterman
Title:	Chief Financial Officer

Address for Notices:

Runway Growth Credit Fund Inc. 205 N. Michigan Ave., Suite 4200
Chicago, IL 60601
Attention: Thomas Raterman
Email: [***]

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

AGREED AND ACKNOWLEDGED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER REPRESENTATIVE:

OUSTER, INC.

By:	/s/ Anna Brunelle
Name:	Anna Brunelle
Title:	Chief Financial Officer

Address for Notices:

Ouster, Inc.
350 Treat Avenue
San Francisco, CA 94110
Attention: Myra Pasek, General Counsel
Email: [***]